CORPORATE GUARANTY
(Wes Consulting, Inc.)

1.           CREDIT CASH NJ, LLC (“Lender”) has entered into a Credit Card Advance Agreement (“Loan Agreement”) dated on or about November 4, 2010 with ONE UP INNOVATIONS, INC. and FOAM LABS, INC. (collectively, the “Merchant”) and in consideration of One ($1.00) Dollar and other good and valuable consideration, the receipt and sufficiency of which are hereby duly acknowledged, the undersigned guarantor (hereinafter, whether one or more, called "Guarantor", who, if two or more in number, shall be jointly and severally bound), jointly and severally unconditionally guaranty to Lender, its successors and assigns, Merchant’s full and prompt payment, performance and discharge of each and every obligation of Merchant under said Loan Agreement and under all instruments given or executed by Merchant in connection therewith, and the full and prompt payment of all other obligations of Merchant to Lender, wherever and however arising, direct or indirect, absolute or contingent, all whether presently existing or hereafter arising, including, without limitation, all costs of collection, including attorney’s fees.  The liability of the undersigned under this Guaranty shall be direct, immediate, absolute, continuing, unconditional and unlimited and not conditional or contingent upon the pursuit by the Lender of whatever remedies it may have against the Merchant or the Merchant’s successors, executors, administrators or assigns, or the collateral or liens it may possess, and this Guaranty shall be a continuing guaranty of the payment of any and all obligations to Lender either made, endorsed or contracted by the Merchant, or any successor of the Merchant and of all extensions or renewals thereof in whole or in part.

2.           As collateral security for the obligations or liability of undersigned Guarantor under this Guaranty, as well as for any other obligation or liability of the undersigned Guarantor to Lender, whether present or future, absolute or contingent, due or not due, the undersigned Guarantor hereby grants to Lender, the following:

a continuing general lien and security interest in and to substantially all of Guarantor’s assets, whether now existing or hereafter acquired or created, and wherever located, including but not limited to, (a) all accounts receivable, including, without limitation, all credit card receivables; (b) all rights to receive payments from Guarantor’s credit card processor and all other rights arising out of or otherwise relating to the processor agreement between Guarantor and its processor; (c) chattel paper; (d) commercial tort claims; (e) documents; (f) equipment, machinery, furniture, furnishings and fixtures and all parts, tools, accessories and accessions; (g) fixtures; (h) general intangibles, including but not limited to patents, trademarks and tradenames and the goodwill and inherent value associated therewith, tax refunds, customer lists, insurance claims and goodwill of Guarantor; (i) goods; (j) instruments; (k) inventory, merchandise, materials, whether raw, work in progress or finished goods, packaging and shipping materials and all other tangible property held for sale or lease; (l) investment property; (m) payment intangibles; (n) proceeds, including proceeds of any insurance policies covering any of the collateral; (o) promissory notes; (p) records, including all books, records and other property at any time evidencing or relating to any of the foregoing, and all electronic means of storing such records; (q) to the extent not otherwise included above, all collateral support and supporting obligations relating to any of the foregoing; and (r) to the extent not otherwise included above, all proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.  Guarantor hereby authorizes Lender to file such financing statements in Guarantor’s name signed by Lender, or a reproduction of this Guaranty to reflect the security interest granted hereunder.

3.           Notice of acceptance hereof, of default by Merchant or any other parties, of presentment, protest and demand, and of all other matters to which the undersigned might otherwise be entitled, is hereby waived by the undersigned.  Lender may grant extensions, modifications and renewals to, and make compromises, amendments, settlements, compositions, releases, discharges and adjustments with, Merchant and other parties, and with respect to any collateral securing Merchant’s obligations to Lender or collateral securing this Guaranty without notice to any of the undersigned and without affecting the undersigned’s liability hereunder.  The undersigned’s obligations hereunder shall be binding upon their respective administrators, executors, personal representatives, successors and assigns.

4.           The undersigned guarantor agrees that, whenever an attorney is used to obtain payment under or otherwise enforce this guaranty or to enforce, declare or adjudicate any rights or obligations under this guaranty or with respect to collateral, whether by legal proceeding or by any other means whatsoever, Lender's reasonable attorney's fee plus costs and expenses shall be payable by each Guarantor against whom this guaranty or any obligation or right hereunder is sought to be enforced, declared or adjudicated.  Guarantor, if more than one, shall be jointly and severally bound and liable hereunder and if any of the undersigned is a partnership, also the members thereof individually.

5.           This Guaranty shall be governed by and construed and interpreted in accordance with the laws of the State of New Jersey and all actions and proceedings arising out of or in connection herewith shall be litigated in the federal or state courts of such State.  The undersigned hereby submit to the personal jurisdiction of such courts.

EACH OF THE UNDERSIGNED WAIVES THE RIGHT TO TRIAL BY JURY IN ALL ACTIONS BROUGHT BY OR AGAINST LENDER.

IN WITNESS WHEREOF, the undersigned Guarantor has hereunto set his hand this 3rd day of November, 2010.

WES CONSULTING, INC.

By:	/s/ Louis S. Friedman
Name:	Louis S. Friedman
Title:	President

STATE OF GEORGIA	)
)ss.:
COUNTY OF	)

On this 3rd day of November, 2010 before me personally appeared Louis S. Friedman, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he/she is the President of WES CONSULTING, INC., the corporation herein described and that he/she executed the same in his/her capacity as an officer of said corporation, and that he/she signed the instrument by order of the board of directors of said corporation.

/s/ Pamela Fulwood
Notary Public

SECRETARY'S CERTIFICATE
(Wes Consulting, Inc.)

WHEREAS, it is to the best interest of this corporation to make, execute and deliver to Credit Cash NJ, LLC the guarantee by this corporation of the obligations of ONE UP INNOVATIONS, INC. and FOAM LABS, INC. (collectively, the “Borrower’); and

WHEREAS, the making, execution and delivery of such guarantee has been authorized and approved by the written consent of a majority of the holders of all of the outstanding shares of the capital stock of this corporation:

NOW, THEREFORE, be it

RESOLVED, that the President, Secretary, Treasurer or other officer or any agent of this corporation, or any one or more of them, be and they are hereby authorized and empowered to make, execute and deliver in the name of this corporation to Credit Cash NJ, LLC the guarantee by this corporation of the obligations of the Borrower, said guarantee to be substantially in the form annexed to the aforementioned written consent of the holders of all of the outstanding shares of the capital stock of this corporation, hereby ratifying, approving and confirming all that any of said officers or agent have done or may do in the premises.

I, Ronald Phillip Scott, do hereby certify that I am the secretary of WES CONSULTING, INC., a corporation organized and existing under and by virtue of the laws of the State of Florida, having its principal place of business in the City of Atlanta, State of Georgia, that I am the keeper of the corporate records and the seal of said corporation; that the foregoing is a true and correct copy of the resolution duly adopted and ratified at a special meeting of the Board of Directors of said corporation duly convened and held in accordance with its by-laws and the laws of said State at the office of said corporation on the 3rd day of November, 2010 as taken and transcribed by me from the minutes of said meeting and compared by me with the original of said resolution recorded in said minutes, and that the same has not in any way been modified, repealed or rescinded but is in full force and effect.

WITNESS my hand and the seal of said corporation this 3rd day of November, 2010.

WES CONSULTING, INC.
(Seal)
	By:	/s/ Ronald P. Scott
Ronald P. Scott, Secretary

STATE OF GEORGIA	)
)ss.:
COUNTY OF NEW YORK	)

On this 3rd day of November 2010 before me personally appeared Ronald Phillip Scott, personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

/s/ Pamela Fulwood
NOTARY PUBLIC